Exhibit 99.1

Rayonier and PotlatchDeltic to Combine in an All-Stock Merger of Equals to Create a Leading Land Resources REIT

Combined Company will have a Diversified Timberland Portfolio Comprising ~4.2 Million Acres

Efficient and Scalable Wood Products Manufacturing Business with 1.2 Billion Board Feet of Lumber Capacity and 150 Million Square Feet of Plywood Capacity

Established Real Estate Development and HBU Platform with Significant Runway for Value Creation

Significantly Increased Scale to Drive Future Growth in Land-Based and Natural Climate Solutions

Compelling Financial Benefits with Anticipated Run-Rate Synergies of $40 Million Annually

Strong Pro Forma Balance Sheet Well-Positioned for Opportunistic Capital Allocation

Transaction Expected to Close in Late First Quarter or Early Second Quarter of 2026

Companies to Host Conference Call and Webcast Today at 5:30 a.m. Pacific Time / 8:30 a.m. Eastern Time

WILDLIGHT, Fla. and SPOKANE, Wash., October 14, 2025 – Rayonier (NYSE: RYN) and PotlatchDeltic (Nasdaq: PCH) today announced that they have entered into a definitive agreement to combine in an all-stock merger of equals, creating a leading domestic land resources owner and top-tier lumber manufacturer.

Based on the closing stock prices of Rayonier and PotlatchDeltic on October 10, 2025, the last business day prior to the execution of the agreement, the combined company is expected to have a pro forma equity market capitalization of $7.1 billion and a total enterprise value of $8.2 billion, including $1.1 billion of net debt. Upon completion of the transaction, the combined company will become the second-largest publicly traded timber and wood products company in North America and will be well-positioned to capitalize on an improving housing market as well as opportunities in higher-and-better-use (HBU) real estate and land-based / natural climate solutions.

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, PotlatchDeltic shareholders will receive 1.7339 common shares of Rayonier for each share of common stock of PotlatchDeltic. The exchange ratio represents an implied price of $44.11 per PotlatchDeltic share, and a premium of 8.25% to PotlatchDeltic’s closing stock price on October 10, 2025 (the last business day prior to execution of the agreement). Upon closing of the transaction, Rayonier shareholders will own approximately 54% and PotlatchDeltic shareholders will own approximately 46% of the combined company.

The combined company will operate under a new name, to be announced prior to closing.

The combination will bring together two leading land resources companies, leveraging significant timberland and real estate expertise as well as operational excellence in lumber manufacturing. Together, the combined company will have a productive and diverse timberland portfolio comprising approximately 4.2 million acres, including 3.2 million acres in the U.S. South and 931,000 acres in the U.S. Northwest. In addition, the company will operate seven wood products manufacturing facilities, including six lumber mills with total capacity of 1.2 billion board feet and one industrial plywood mill. The transaction will also combine two highly complementary and successful real estate businesses with a strong track record of rural HBU premium realizations and significant long-term upside from value-add real estate development projects in Arkansas, Florida, and Georgia. The combination is further expected to provide robust opportunities and an enhanced platform to drive growth in land-based and natural climate solutions.

Mark McHugh, President and Chief Executive Officer of Rayonier, said, “We are excited to announce this strategic merger of equals, combining two exceptional land resources companies to deliver enhanced value for our shareholders and other stakeholders. Rayonier and PotlatchDeltic share a commitment to sustainability and a legacy of excellence in delivering land resources to their highest and best use. We look forward to completing the transaction, and we are confident that the merger will generate meaningful value creation.”

Eric Cremers, President and Chief Executive Officer of PotlatchDeltic, said, “This merger is a watershed moment for both companies. Our complementary assets and shared vision will unlock opportunities to create significant strategic and financial benefits beyond what could be achieved by either company independently. We look forward to working together to ensure a seamless transition and to capitalize on exciting opportunities for optimization and growth.”

Rayonier and PotlatchDeltic: A Combination of Two Exceptional Land Resources Companies

The combination is expected to offer significant strategic and financial opportunities beyond what could be achieved by each company on a standalone basis, including through:

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Complementary and Productive Timberland Portfolios. The combination will result in enhanced geographic diversity and scale with approximately 4.2 million acres across 11 states. More than three-quarters of the combined company’s timberland assets will be located in the U.S. South, largely concentrated in top-tier timber regions.

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Highly Efficient Wood Products Manufacturing Operations. The combined company will be well-positioned to realize positive leverage to improved housing demand and lumber pricing with its efficient and productive manufacturing facilities. In addition, with greater flexibility around REIT asset and income test limitations, the combined company can build on PotlatchDeltic’s existing position as a top-10 U.S. lumber producer through strategic investments in its wood products manufacturing business.

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Value Creation Opportunities in Real Estate. The combined company will have a greater ability to drive value creation and cash flow growth from real estate by leveraging its premier HBU platform along with its established, high-value real estate development projects at Wildlight, Heartwood, and Chenal Valley.

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Robust Land-Based and Natural Climate Solutions Capabilities. The additional scale of the combined company will result in an enhanced platform to drive growth in land-based and natural climate solutions, with a focus on utility solar, carbon capture and storage, minerals, and voluntary carbon market opportunities.

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Compelling Synergy Opportunities. The combined company expects to realize approximately $40 million of annual synergies, driven by a combination of corporate and operational overhead cost savings. Run-rate synergies are expected to be achieved within 24 months of closing the transaction.

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Strong Pro Forma Balance Sheet. The combined company is expected to have a strong pro-forma balance sheet with estimated Net Debt to LTM Adjusted EBITDA of roughly 2.5x and Net Debt to Enterprise Value of less than 15% (in each case, based on amounts as of and for the periods ending June 30, 2025). The combined company will remain committed to maintaining investment grade credit ratings.

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Sustainable Dividend with Long-Term Growth Potential. Both companies intend to maintain regular dividend payments through completion of the transaction. Post-closing, the combined company intends to pay a regular quarterly dividend that is in line with Rayonier’s current annual dividend of $1.09 per share (with such per share amount to be reduced to take into account the additional Rayonier shares that will be issued pursuant to the Rayonier Special Dividend described below). Longer term, the combined company will seek to grow its dividend as end markets improve and synergies are realized.

Leadership, Board Composition, and Headquarters

The executive leadership team of the combined company will comprise roughly equal representation of top talent from both Rayonier and PotlatchDeltic. Upon closing of the transaction, Mark McHugh, President and CEO of Rayonier, will continue to serve as President and CEO as well as a member of the Board of Directors of the combined company. In addition, Wayne Wasechek, currently CFO of PotlatchDeltic, will serve as CFO of the combined company; Rhett Rogers, currently SVP, Portfolio Management of Rayonier, will serve as EVP, Land Resources; and Ashlee Cribb, currently VP, Wood Products of PotlatchDeltic, will serve as EVP, Wood Products.

Eric Cremers, currently the President and CEO of PotlatchDeltic, will be the Executive Chair of the Board of Directors of the combined company for 24 months after closing. The Board of Directors of the combined company will be comprised of five existing Directors from Rayonier (including Mr. McHugh) and five existing Directors from PotlatchDeltic (including Mr. Cremers). Rayonier will designate the lead independent director for the combined company.

The corporate headquarters of the combined company will be located in Atlanta, Georgia with significant regional offices maintained in Spokane, WA and Wildlight, FL.

Timing and Approvals

The transaction is expected to close in late first quarter or early second quarter of 2026. The transaction is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals and the approval of both Rayonier’s shareholders and PotlatchDeltic’s shareholders.

Rayonier Special Dividend

Rayonier announced today that its Board of Directors has declared a one-time special dividend of $1.40 per share, consisting of a combination of cash and Rayonier common shares (the “Rayonier Special Dividend”). The dividend is payable on December 12, 2025, to Rayonier shareholders of record on October 24, 2025. As previously announced, the Rayonier Special Dividend is intended to distribute the taxable gains arising from Rayonier’s sale of its New Zealand business.

The cash component of the Rayonier Special Dividend (other than cash paid in lieu of fractional shares) will not exceed 25% in the aggregate, with the balance payable in Rayonier common shares. Rayonier expects the dividend will be a taxable dividend, regardless of whether received in the form of cash or common shares.

Rayonier shareholders will be asked to make an election to receive the dividend all in cash or all in common shares. To the extent that more than 25% of cash is elected in the aggregate, the cash portion will be prorated among the shareholders electing to receive cash. Rayonier shareholders who elect to receive the dividend in cash will receive a cash payment of at least $0.35 per common share. Rayonier shareholders who do not make an election will receive the dividend 25% in cash and 75% in common shares. The number of Rayonier common shares issued as a result of the dividend will be calculated based on the volume weighted average trading prices of Rayonier’s common shares on the New York Stock Exchange on December 1, December 2, and December 3, 2025. The Rayonier Special Dividend will be paid to Rayonier shareholders on December 12, 2025, which will be prior to the closing of the merger.

Because the Rayonier Special Dividend is only being paid to Rayonier shareholders, the merger consideration that PotlatchDeltic shareholders will receive at the closing of the transaction will be adjusted to provide PotlatchDeltic shareholders with additional consideration of equivalent value to the Rayonier Special Dividend. Specifically, (1) the exchange ratio will be increased to reflect the percentage of additional Rayonier common shares issued in connection with the Rayonier Special Dividend, and (2) the merger consideration received by PotlatchDeltic shareholders will include a cash component to reflect the cash issued in connection with the Rayonier Special Dividend, with PotlatchDeltic shareholders receiving an amount in cash per share equal to the average cash per share paid by Rayonier in the Rayonier Special Dividend multiplied by the 1.7339 exchange ratio. It is expected that the adjusted exchange ratio and cash component to be paid to PotlatchDeltic shareholders as part of the merger consideration will be determined and announced promptly following the payment of the Rayonier Special Dividend on December 12, 2025.

For more information regarding the Rayonier Special Dividend, investors should review Rayonier’s press release in respect thereof, available in the Investor Relations section of the company’s website at www.rayonier.com.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Rayonier. BofA Securities, Inc. is serving as exclusive financial advisor and Latham & Watkins LLP is serving as legal advisor to PotlatchDeltic.

Conference Call Information

The two companies will host a joint conference call today at 5:30 a.m. Pacific Time / 8:30 a.m. Eastern Time to discuss the transaction. The live webcast and presentation slides will be accessible through the Investor Relations section of each company’s websites at https://ir.rayonier.com/ and https://investors.potlatchdeltic.com/home/default.aspx. The presentation slides will also be filed with the Securities and Exchange Commission. Investors may also access the call through a conference line at 1-800-715-9871 for U.S./Canada and 1-646-307-1963 for international callers. Participants will be asked to provide conference I.D. number 2980001.

A replay of the conference call will be available two hours following the call by calling 1-800-770-2030. Callers must enter conference I.D. number 2980001 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) with ownership of 2.1 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi, and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to corporate responsibility. More information can be found at www.potlatchdeltic.com.

About Rayonier

Rayonier is a leading timberland real estate investment trust with assets located in some of the most productive softwood timber growing regions in the United States. As of June 30, 2025, Rayonier owned or leased under long-term agreements approximately 2.0 million acres of timberlands located in the U.S. South (1.74 million acres) and U.S. Pacific Northwest (307,000 acres). More information is available at www.rayonier.com.

Contacts

For PotlatchDeltic

(Investors)

Wayne Wasechek

509-835-1521

(Media)

Anna Torma

509-835-1558

For Rayonier

(Investors / Media)

Collin Mings

904-357-9100

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Rayonier Inc.’s and PotlatchDeltic Corporation’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Rayonier Inc. and PotlatchDeltic Corporation, including future financial and operating results, Rayonier Inc.’s and PotlatchDeltic Corporation’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transaction, and other statements that are not historical facts, including expected synergies, harvest schedules, timberland acquisitions and dispositions, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation: the ability to timely or at all obtain the requisite Rayonier Inc. and PotlatchDeltic Corporation shareholder approvals; the risk that Rayonier Inc. or PotlatchDeltic Corporation may be unable to obtain required governmental and regulatory approvals required for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger); the risk that an event, change or other circumstance could give rise to the termination of the proposed merger; the risk that a condition to closing of the merger may not be satisfied on a timely basis or at all; the risk that the timing to consummate the proposed merger may be delayed; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Rayonier Inc.’s Common Shares or PotlatchDeltic Corporation’s Common Stock; the risk of litigation related to the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees, contractors, suppliers, vendors or joint venture partners; the diversion of management time in connection with the proposed transaction; the challenging macroeconomic environment, including disruptions in the timberlands, real estate, land based solutions, and wood products manufacturing industries; the ability of PotlatchDeltic Corporation and Rayonier Inc. to refinance their existing financing arrangements on favorable terms; the cost and availability of third-party logging and trucking services; the geographic concentration of a significant portion of PotlatchDeltic Corporation’s and Rayonier Inc.’s timberland; changes in environmental laws and regulations regarding timber harvesting, wood products manufacturing, delineation of wetlands, endangered species, the development of solar, carbon capture and storage, and carbon credit projects, and development of real estate generally that may restrict or adversely impact PotlatchDeltic Corporation’s or Rayonier Inc.’s ability to conduct their respective businesses, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, including changes in law, policy and political factors beyond our control; the availability and cost of financing for real estate development and mortgage loans, changes in tariffs, taxes or treaties relating to the import and export of PotlatchDeltic Corporation’s and Rayonier Inc.’s products, including those of their respective customers; changes in key management and personnel; PotlatchDeltic Corporation’s and Rayonier Inc.’s ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust; changes in tax laws that could adversely affect beneficial tax treatment; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of each of PotlatchDeltic Corporation’s and Rayonier Inc.’s most recent Annual Reports on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports by both companies.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Each of Rayonier Inc. and PotlatchDeltic Corporation undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed merger, Rayonier Inc. will file a registration statement on Form S-4, which will include a document that serves as a prospectus of Rayonier Inc. and a joint proxy statement of Rayonier Inc. and PotlatchDeltic Corporation (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to Rayonier Inc.’s and PotlatchDeltic Corporation’s shareowners. Investors and security holders will be able to obtain the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from Rayonier Inc. or PotlatchDeltic Corporation. The documents filed by PotlatchDeltic Corporation with the SEC may be obtained free of charge at PotlatchDeltic Corporation’s website at https://www.potlatchdeltic.com or at the SEC’s website at www.sec.gov. The documents filed by Rayonier Inc. with the SEC may be obtained free of charge at Rayonier Inc.’s website at www.rayonier.com or at the SEC’s website at www.sec.gov.

Participants in the Solicitation

PotlatchDeltic Corporation, Rayonier Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of PotlatchDeltic Corporation, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in PotlatchDeltic Corporation’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2025, including under the headings “Compensation Discussion and Analysis,” “Compensation of Directors,” “Equity Compensation Plan Information,” and “Security Ownership.” To the extent holdings of PotlatchDeltic Corporation’s Common Stock by the directors and executive officers of PotlatchDeltic Corporation have changed from the amounts of PotlatchDeltic Corporation’s Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), in each case filed with the SEC, including: the Forms 4 filed by Anne Alonzo on May 8, 2025, Linda Breard on May 8, 2025, Michael Covey on May 8, 2025, Ashlee Cribb on July 28, 2025, James DeCosmo on May 8, 2025, William Driscoll on April 1, 2025, May 2, 2025, May 8, 2025, June 10, 2025, July 1, 2025 and October 2, 2025, Mark Leland on May 8, 2025, Larry Peiros on May 8, 2025 and Lenore Sullivan on May 8, 2025. Information about the directors and executive officers of Rayonier Inc., including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Rayonier Inc.’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2025, including under the headings “Director Compensation” and “Compensation Discussion and Analysis.” To the extent holdings of Rayonier Inc.’s Common Shares by the directors and executive officers of Rayonier Inc. have changed from the amounts of Rayonier Inc.’s Common Shares held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC, including: the Forms 4 filed by Keith Bass on April 9, 2025, May 19, 2025, June 2, 2025 and September 2, 2025, Mark Bridwell on April 2, 2025, April 4, 2025 and April 15, 2025, Christopher Corr on April 2, 2025, April 4, 2025 and April 15, 2025, Gregg Gonsalves on May 19, 2025, Scott Jones on May 19, 2025, Larkin Martin on May 19, 2025, Douglas Long on April 2, 2025, April 4, 2025 and April 15, 2025, Mark McHugh on April 2, 2025, April 4, 2025 and April 15, 2025, Meridee Moore on May 19, 2025, Ann Nelson on May 19, 2025, Shelby Pyatt on April 2, 2025, April 4, 2025 and April 15, 2025, Matthew Rivers on May 19, 2025, Rhett Rogers on April 2, 2025, April 4, 2025 and April 15, 2025, April Tice on April 2, 2025, April 4, 2025 and April 15, 2025 and Andrew Wiltshire on May 19, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from PotlatchDeltic Corporation and Rayonier Inc. as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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